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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2008

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                  001-33088                   22-2956711
        ----------                 -----------              ------------------
(State Or Other Jurisdiction       (Commission                (IRS Employer
     Of Incorporation)             File Number)             Identification No.)


                   135 Chestnut Ridge Road, Montvale, NJ 07645
                   -------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                                 --------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01.    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              OR STANDARD; TRANSFER OF LISTING.

         On September 29, 2008, Ivivi Technologies, Inc. (the "Company") received a letter (the "Nasdaq Letter") from the staff (the "Staff") of the NASDAQ Stock Market, LLC ("Nasdaq"), pursuant to which the Staff notified the Company that for the last 30 consecutive business days, the bid price of the Company's common stock, without par value (the "Common Stock"), has closed below the minimum $1.00 per share requirement for continued inclusion under Nasdaq Marketplace Rule 4310(c)(4) (the "Rule"). In accordance with Nasdaq Marketplace Rule 4310(c)(8)(D), the Company has been provided with a period of 180 calendar days, or until March 30, 2009, to regain compliance with the Rule. According to the Nasdaq Letter, the Staff will provide written notification of the Company's compliance with the Rule if, at anytime before March 30, 2009, the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days; however, in accordance with Nasdaq Marketplace Rule 4310(c)(8)(E), Nasdaq may, in its discretion, require the Company to maintain a bid price of at least $1.00 per share for a period in excess of 10 consecutive business days, but generally no more than 20 consecutive business days, before determining that the Company has demonstrated an ability to maintain long-term compliance with the Rule.

         According to the Nasdaq Letter, if compliance with the Rule cannot be demonstrated by March 30, 2009, the Staff will determine whether the Company meets The Nasdaq Capital Market initial listing criteria as set forth in Nasdaq Marketplace Rule 4310(c), except for the bid price requirement. If the Company meets the initial listing criteria, the Staff will notify the Company that it has been granted an additional 180 calendar day compliance period. If the Company is not eligible for an additional compliance period, the Staff will provide written notification that the Company's securities will be delisted, at which time, the Company may appeal Staff's determination to delist its securities to a Nasdaq Listing Qualifications Panel.

         On October 1, 2008, the Company issued a press release announcing its receipt of the Nasdaq Letter. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (d)      Exhibits

              Exhibit 99.1 - Press release, October 1, 2008.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IVIVI TECHNOLOGIES, INC.


                                        By: /s/ Steven M. Gluckstern
                                            ------------------------------------
                                            Name:  Steven M. Gluckstern
                                            Title: President and Chief Executive
                                                   Officer


Date: October 1, 2008